--------------------------------------------------------------------------------
LARGE-CAP GROWTH
--------------------------------------------------------------------------------

Alliance Premier
Growth Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 19, 2003

Dear Shareholder:

This report provides the investment results, economic review and outlook for Alliance Premier Growth Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominately in the securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Russell 1000 Growth Index for the six- and 12-month periods ended November 30, 2002. For comparison, we have also provided the returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad stock market.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                          ----------------------
                                                              Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Premier Growth Fund
     Class A                                               -12.89%      -25.54%
--------------------------------------------------------------------------------
     Class B                                               -13.20%      -26.09%
--------------------------------------------------------------------------------
     Class C                                               -13.23%      -26.10%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                        -11.49%      -16.51%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                  -11.26%      -22.68%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Fund.

      Additional investment results appear on pages 4-7.

--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Undeniably, the past year has been a very difficult period for equity investors as the broader market declined for a third straight year. In fact, only one of the S&P 500 Stock Index's economic sectors (transportation) showed positive market returns for the 12-month period ended November 30, 2002. Most sectors showed significant stock price declines.

The Fund was not immune to the drop. The Fund's Class A shares registered a decline of -12.89% for the six-month period, modestly behind the Russell 1000 Growth Index and the S&P 500 Stock Index, which returned -11.26% and -11.49%, respectively. For the 12-month reporting period, the Fund's Class A shares returned -25.54% versus -22.68% for the Russell 1000 Growth Index and -16.51% for the S&P 500 Stock Index.

The Fund's performance was hurt by substantial drops in specific investments in the first half of the year such as AOL-Time Warner, Inc., Tyco International, Ltd., Home Depot Inc. (all of which have been sold from the Fund's portfolio) and declines in AT&T Wireless Services, Inc., Sprint Corp (PCS Group), Tenet Healthcare Corp. and select technology names. The Fund was helped by investments in health care and select consumer discretionary stocks (UnitedHealth Group, Inc., Cardinal Health, Inc., Johnson & Johnson, Kohl's Corp., Wal-Mart Stores, Inc.).

Economic Review

Despite a spate of data that indicates economic recovery is experiencing a somewhat erratic but sustainable trajectory, the equity markets remain skeptical. At some point in the future, however, we believe the demand for equities, for whatever reason, will rise and the move may be sharp and possibly sustained. At a time when 9% pension fund assumptions (corporate and public) cannot be met with 4% bonds, equities are likely to play an increasing role.

The task for portfolio managers is to prudently pre-position for the next bull market. We have emphasized those companies that can demonstrate double-digit growth and preferably have price-to-earnings (P/E) multiple to growth (PEG) ratios that are around or below 1.0. The current climate is one of extreme risk aversion, and it may require a little courage to recognize that investors are being paid to take risk for the first time in several years. We view downside risk as more contained and upside possibilities, certainly over the near-term, as generous.

Companies in every field are stressing cost cutting as the first order of the day and are operating with very low inventories and often good cash positions. This means that when demand moves up, there should be strong operational leverage during the first recovery phase. It is disappointing that world growth is not of a higher order, given low interest rates and fiscal stimulation. The Fund's portfolio remains barbelled between steady, predictable growers (including many financial stocks) and companies more exposed to further economic recovery (select media and consumer services). By contrast, the Fund does remain underweight in technology.


--------------------------------------------------------------------------------
2 o ALLIANCE PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Since we like to think of growth managers like ourselves as being secular bulls, having to show patience with our stock picks in down or sideways markets does not come easy. Moreover, we can well understand the reaction of clients who ask us the equivalent of "What have you done for us lately?" We can only answer with a simple question -- "Is it better to buy and hold when equities are down, or when the skies are clearer and they are riding high?"

Review of Investment Strategy

The Fund seeks long term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are focusing on companies with only the highest assurance of upward earnings and remain extremely price conscious when looking at one stock against another. We are not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks. As always, we will continue to make individual decisions as best as we see the marriage of fundamentals and price on all stocks in the portfolio at each point of the market's gyrations.

Thank you for your continued interest in Alliance Premier Growth Fund. We look forward to reporting market activity and the Fund's investment results in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Alfred Harrison

Alfred Harrison, Portfolio Manager, is Vice Chairman of Alliance Capital with over 40 years of investment experience.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
11/30/92 TO 11/30/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


               Alliance Premier       Russell 1000           S&P 500
                Growth Fund           Growth Index         Stock Index
11/30/92            9574                 10000                10000
11/30/93           10461                 10215                11008
11/30/94           10133                 10487                11122
11/30/95           15194                 14543                15230
11/30/96           18464                 18368                19471
11/30/97           24089                 23239                25021
11/30/98           32266                 29899                30947
11/30/99           42955                 39314                37413
11/30/00           37840                 34770                35832
11/30/01           28418                 26844                31456
11/30/02           21159                 20756                26263


S&P 500 Stock Index:               $26,263
Alliance Premier Growth Fund:      $21,159
Russell 1000 Growth Index Class A: $20,756

This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Fund Class A shares (from 11/30/92 to 11/30/02) as compared to the performance of appropriate broad-based indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Premier Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Fund.


--------------------------------------------------------------------------------
4 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

            Alliance Premier Growth Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                            Alliance Premier            Russell 1000
                               Growth Fund              Growth Index
--------------------------------------------------------------------------------
      11/30/93                    9.26%                     2.16%
      11/30/94                   -3.14%                     2.71%
      11/30/95                   49.95%                    38.69%
      11/30/96                   21.52%                    26.30%
      11/30/97                   30.46%                    26.52%
      11/30/98                   33.94%                    28.66%
      11/30/99                   33.13%                    31.49%
      11/30/00                  -11.91%                   -11.56%
      11/30/01                  -24.90%                   -22.80%
      11/30/02                  -25.54%                   -22.68%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Premier Growth Fund.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $6,886.4
9/28/92                 Average Market Capitalization ($mil): $41,762
Class B Shares
9/28/92
Class C Shares
5/3/93


SECTOR BREAKDOWN

  28.4% Consumer Services
  26.5% Finance
  20.9% Health Care
  13.9% Technology                      [PIE CHART OMITTED]
   1.9% Capital Goods
   0.5% Utilities
   3.4% Consumer Staples

   4.5% Short-Term

COUNTRY BREAKDOWN

  90.5% United States
   2.8% Finland                         [PIE CHART OMITTED]
   1.5% United Kingdom
   0.7% Netherlands

   4.5% Short-Term

HOLDING TYPE

  95.5% Equity
                                        [PIE CHART OMITTED]
   4.5% Short-Term

All data as of November 30, 2002. The Fund's sector breakdown, country breakdown and holding type are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE PREMIER GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -25.54%                   -28.71%
                    5 Years           -2.56%                    -3.41%
                   10 Years            8.25%                     7.78%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -26.09%                   -29.05%
                    5 Years           -3.24%                    -3.24%
                   10 Years(a)         7.71%                     7.71%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -26.10%                   -26.84%
                    5 Years           -3.24%                    -3.24%
            Since Inception*           8.23%                     8.23%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                  Class A           Class B       Class C
--------------------------------------------------------------------------------
                     1 Year       -35.25%           -35.59%       -33.58%
                    5 Years        -5.34%            -5.19%        -5.19%
                   10 Years(a)      6.66%             6.59%          N/A
            Since Inception*(a)     7.41%             7.35%         7.11%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 9/28/92 Class A and Class B; 5/3/93, Class C.

(a) Assumes conversion of Class B shares into Class A shares after eight years.

N/A: Not applicable.


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                                    Value      Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                        $  422,777,303            6.1%
--------------------------------------------------------------------------------
United Health Group, Inc.                            359,267,805            5.2
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                    347,412,597            5.1
--------------------------------------------------------------------------------
American International Group, Inc.                   345,504,131            5.0
--------------------------------------------------------------------------------
Kohl's Corp.                                         344,137,150            5.0
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                    338,810,150            4.9
--------------------------------------------------------------------------------
Microsoft Corp.                                      335,275,052            4.9
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                     320,685,904            4.7
--------------------------------------------------------------------------------
Pfizer, Inc.                                         285,058,520            4.1
--------------------------------------------------------------------------------
Citigroup, Inc.                                      284,196,354            4.1
--------------------------------------------------------------------------------
                                                  $3,383,124,966           49.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002

                                        ----------------------------------------
                                                        Shares*
                                        ----------------------------------------
Purchases                                    Bought           Holdings 11/30/02
--------------------------------------------------------------------------------
American International Group, Inc.        1,808,700                   5,303,210
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.                  2,250,370                   2,250,370
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                        5,358,900                   5,358,900
--------------------------------------------------------------------------------
Johnson & Johnson                           851,500                   2,736,200
--------------------------------------------------------------------------------
Medtronic, Inc.                           1,438,900                   1,638,900
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.          1,376,300                   1,832,700
--------------------------------------------------------------------------------
Pharmacia Corp.                           2,693,200                   2,693,200
--------------------------------------------------------------------------------
Procter & Gamble Co.                      1,568,300                   1,568,300
--------------------------------------------------------------------------------
Travelers Property Casualty Corp. Cl.A    5,667,703                   8,962,103
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                         1,634,300                   7,390,185
--------------------------------------------------------------------------------

Sales                                          Sold           Holdings 11/30/02
--------------------------------------------------------------------------------
Best Buy Co., Inc.                        5,881,650                          -0-
--------------------------------------------------------------------------------
Cardinal Health, Inc.                     1,883,800                   3,185,700
--------------------------------------------------------------------------------
eBay, Inc.                                2,307,300                     816,400
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.          1,821,800                   5,563,600
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                 1,469,100                   1,436,000
--------------------------------------------------------------------------------
Home Depot, Inc.                          4,257,550                          -0-
--------------------------------------------------------------------------------
Kohl's Corp.                              3,459,500                   5,023,900
--------------------------------------------------------------------------------
Pfizer, Inc.                              4,505,900                   9,038,000
--------------------------------------------------------------------------------
Target Corp.                              4,062,700                     715,500
--------------------------------------------------------------------------------
Vodafone Group Plc (ADR)                  7,940,900                   5,843,900
--------------------------------------------------------------------------------

*Adjusted for a spin-offs.


--------------------------------------------------------------------------------
8 o ALLIANCE PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                              Shares               Value
--------------------------------------------------------------------------------

COMMON STOCKS - 98.3%

Consumer Services-29.2%
Airlines-2.4%
Continental Airlines, Inc. Cl.B(a) ...........    4,733,200     $    44,492,080
KLM Royal Dutch Air (Netherlands) ............    4,228,911          46,095,130
Northwest Airlines Corp. Cl.A(a) .............    8,716,300          73,391,246
                                                                ---------------
                                                                    163,978,456
                                                                ---------------
Broadcasting & Cable-6.8%
Comcast Corp. Cl.A(a) ........................    5,358,900         122,182,920
Viacom, Inc. Cl.B(a) .........................    7,390,185         347,412,597
                                                                ---------------
                                                                    469,595,517
                                                                ---------------
Cellular Communications-6.3%
AT&T Wireless Services, Inc.(a) ..............   31,311,641         236,402,890
Sprint Corp.PCS Group Cl.A(a) ................   15,682,400          90,330,624
Vodafone Group Plc (ADR) (United Kingdom) ....    5,843,900         109,573,125
                                                                ---------------
                                                                    436,306,639
                                                                ---------------
Retail-General Merchandise-13.7%
Bed Bath & Beyond, Inc.(a) ...................    2,250,370          78,065,335
Kohl's Corp.(a) ..............................    5,023,900         344,137,150
Lowe's Cos., Inc. ............................    8,164,100         338,810,150
Target Corp. .................................      715,500          24,885,090
Wal-Mart Stores, Inc. ........................    2,844,700         154,068,952
                                                                ---------------
                                                                    939,966,677
                                                                ---------------
                                                                  2,009,847,289
                                                                ---------------
Finance-27.3%
Banking-Money Center-0.6%
J. P. Morgan Chase & Co. .....................    1,616,000          40,674,720
                                                                ---------------
Brokerage & Money Management-3.8%
Goldman Sachs Group, Inc. ....................    1,436,000         113,257,320
Merrill Lynch & Co., Inc. ....................    1,445,400          62,874,900
Morgan Stanley Dean Witter & Co. .............    1,832,700          82,911,348
                                                                ---------------
                                                                    259,043,568
                                                                ---------------
Insurance-7.5%
American International Group, Inc. ...........    5,303,210         345,504,131
Travelers Property Casualty Corp. Cl.A(a) ....    8,962,103         142,945,543
Travelers Property Casualty Corp. Cl.B(a) ....    1,963,826          31,421,216
                                                                ---------------
                                                                    519,870,890
                                                                ---------------
Mortgage Banking-5.1%
Federal Home Loan Mortgage Corp. .............    5,563,600         320,685,904
Federal National Mortgage Association ........      461,400          29,091,270
                                                                ---------------
                                                                    349,777,174
                                                                ---------------


--------------------------------------------------------------------------------
                                                ALLIANCE PREMIER GROWTH FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                              Shares               Value
--------------------------------------------------------------------------------

Miscellaneous-10.3%
Citigroup, Inc. ..............................    7,309,577     $   284,196,354
MBNA Corp. ...................................   19,811,495         422,777,303
                                                                ---------------
                                                                    706,973,657
                                                                ---------------
                                                                  1,876,340,009
                                                                ---------------
Health Care-21.5%
Biotechnology-1.8%
Amgen, Inc.(a) ...............................    2,721,500         128,454,800
                                                                ---------------
Drugs-5.8%
Pfizer, Inc. .................................    9,038,000         285,058,520
Pharmacia Corp. ..............................    2,693,200         113,922,360
                                                                ---------------
                                                                    398,980,880
                                                                ---------------
Medical Products-4.1%
Boston Scientific Corp.(a) ...................    1,129,700          47,447,400
Johnson & Johnson ............................    2,736,200         156,018,124
Medtronic, Inc. ..............................    1,638,900          76,618,575
                                                                ---------------
                                                                    280,084,099
                                                                ---------------
Medical Services-9.8%
Cardinal Health, Inc. ........................    3,185,700         196,047,978
Tenet Healthcare Corp.(a) ....................    6,434,250         118,711,912
UnitedHealth Group, Inc. .....................    4,410,900         359,267,805
                                                                ---------------
                                                                    674,027,695
                                                                ---------------
                                                                  1,481,547,474
                                                                ---------------
Technology-14.3%
Communication Equipment-3.3%
Cisco Systems, Inc.(a) .......................    2,003,100          29,886,252
Nokia Corp. (ADR) (Finland) ..................   10,378,800         199,376,748
                                                                ---------------
                                                                    229,263,000
                                                                ---------------
Computer Hardware/Storage-2.0%
Dell Computer Corp.(a) .......................    4,811,700         137,470,269
                                                                ---------------
Computer Software-5.2%
Microsoft Corp.(a) ...........................    5,798,600         335,275,052
PeopleSoft, Inc.(a) ..........................    1,008,250          19,802,030
                                                                ---------------
                                                                    355,077,082
                                                                ---------------
Internet Infrastructure-0.8%
eBay, Inc.(a) ................................      816,400          56,290,780
                                                                ---------------
Semi-Conductor Capital Equipment-1.4%
Applied Materials, Inc.(a) ...................    5,737,500          97,824,375
                                                                ---------------
Semi-Conductor Components-1.6%
Intel Corp. ..................................    2,061,100          43,035,768
Micron Technology, Inc.(a) ...................    2,654,600          41,969,226
Texas Instruments, Inc. ......................    1,240,800          24,952,488
                                                                ---------------
                                                                    109,957,482
                                                                ---------------
                                                                    985,882,988
                                                                ---------------


--------------------------------------------------------------------------------
10 o ALLIANCE PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                  Shares or
                                                  Principal
                                                     Amount
Company                                               (000)                Value
--------------------------------------------------------------------------------

Consumer Staples-3.5%
Household Products-1.9%
Procter & Gamble Co. .........................    1,568,300     $   131,737,200
                                                                ---------------
Retail-Food & Drug-1.6%
Walgreen Co. .................................    3,871,900         111,472,001
                                                                ---------------
                                                                    243,209,201
                                                                ---------------
Capital Goods-2.0%
Miscellaneous-2.0%
General Electric Co. .........................    4,972,900         134,765,590
                                                                ---------------
Utilities-0.5%
Telephone Utility-0.5%
AT&T Corp. ...................................    1,336,840          37,484,994
                                                                ---------------
Total Common Stocks
   (cost $6,783,894,522) .....................                    6,769,077,545
                                                                ---------------
SHORT-TERM INVESTMENT-4.6%
Commercial Paper-4.6%
American Express Credit Corp.
   1.25%, 12/02/02 ...........................  $   116,133         116,120,903
General Electric Capital Corp.
   1.40%, 12/02/02 ...........................      204,000         203,976,200
                                                                ---------------
Total Short-Term Investment
   (amortized cost $320,097,103) .............                      320,097,103
                                                                ---------------
Total Investments-102.9%
   (cost $7,103,991,625) .....................                    7,089,174,648
Other assets less liabilities(b)-(2.9%) ......                     (202,773,842)
                                                                ---------------
Net Assets-100% ..............................                  $ 6,886,400,806
                                                                ===============


(a)   Non-income producing security.
(b) Includes cash collateral of $229,939,000 received for securities on loan as of November 30, 2002 (see Note F). The leading agent invested the cash collateral in a short-term investment as follows:

                                                       Principal
                                             Current      Amount
                                               Yield       (000)           Value
                                             -------   ---------   -------------
      UBS Private Money Market Fund, LLC       1.49%   $ 229,939   $ 229,939,000

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES

Assets
Investments in securities, at value (cost $7,103,991,625)   $  7,089,174,648(a)
Collateral held for securities loaned ...................        229,939,000
Receivable for investment securities sold ...............         76,600,902
Receivable for capital stock sold .......................         10,520,682
Dividends and interest receivable .......................          2,883,217
                                                            ----------------
Total assets ............................................      7,409,118,449
                                                            ----------------
Liabilities
Due to custodian ........................................          1,871,385
Payable for collateral received on securities loaned ....        229,939,000
Payable for capital stock redeemed ......................        203,213,943
Payable for investment securities purchased .............         76,218,763
Advisory fee payable ....................................          5,646,734
Distribution fee payable ................................          1,200,666
Accrued expenses and other liabilties ...................          4,627,152
                                                            ----------------
Total liabilities .......................................        522,717,643
                                                            ----------------
Net Assets ..............................................   $  6,886,400,806
                                                            ================
Composition of Net Assets
Capital stock, at par ...................................   $        479,870
Additional paid-in capital ..............................     15,670,714,092
Accumulated net realized loss on investments ............     (8,769,976,179)
Net unrealized depreciation of investments ..............        (14,816,977)
                                                            ----------------
                                                            $  6,886,400,806
                                                            ================
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,098,622,921/139,234,140 shares of capital stock
   issued and outstanding) ..............................             $15.07
Sales charge--4.25% of public offering price ............                .67
                                                                      ------
Maximum offering price ..................................             $15.74
                                                                      ======
Class B Shares
Net asset value and offering price per share
   ($3,080,955,061/222,045,461 shares of capital stock
   issued and outstanding) ..............................             $13.88
                                                                      ======
Class C Shares
Net asset value and offering price per share
   ($1,116,314,349/80,300,671 shares of capital stock
   issued and outstanding) ..............................             $13.90
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($590,508,475/38,290,223 shares of capital stock
   issued and outstanding) ..............................             $15.42
                                                                      ======

(a)   Includes securities on loan with a value of $220,539,544 (see Note F).

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE PREMIER GROWTH FUND

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes withheld
   of $975,871) ........................   $     56,022,565
Interest ...............................          2,153,547    $     58,176,112
                                           ----------------
Expenses
Advisory fee ...........................         88,128,426
Distribution fee--Class A ..............          8,300,777
Distribution fee--Class B ..............         42,133,265
Distribution fee--Class C ..............         15,548,417
Transfer agency ........................         37,481,388
Printing ...............................          5,398,494
Custodian ..............................            652,328
Administrative .........................            150,000
Registration fees ......................            145,000
Audit and legal ........................            121,314
Directors' fees and expenses ...........             23,000
Miscellaneous ..........................            199,011
                                           ----------------
Total expenses .........................                            198,281,420
                                                               ----------------
Net investment loss ....................                           (140,105,308)
                                                               ----------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions ........................                         (2,391,356,164)
Net change in unrealized
   appreciation/depreciation
   of investments ......................                           (346,707,652)
                                                               ----------------
Net loss on investments ................                         (2,738,063,816)
                                                               ----------------
Net Decrease In Net Assets from
   Operations ..........................                       $ (2,878,169,124)
                                                               ================

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                              Year Ended          Year Ended
                                             November 30,        November 30,
                                                 2002                2001
                                           ================    ================
Increase (Decrease) in Net Assets
from Operations
Net investment loss ....................   $   (140,105,308)   $   (195,169,749)
Net realized loss on investment
   transactions ........................     (2,391,356,164)     (6,219,302,977)
Net change in unrealized
   appreciation/depreciation
   of investments ......................       (346,707,652)      2,054,311,401
                                           ----------------    ----------------
Net decrease in net assets
   from operations .....................     (2,878,169,124)     (4,360,161,325)
Distributions to Shareholders from
Net realized gain on investments
   Class A .............................                 -0-       (387,295,086)
   Class B .............................                 -0-       (753,190,675)
   Class C .............................                 -0-       (284,821,720)
   Advisor Class .......................                 -0-        (41,390,708)
Distributions in excess of net realized
   gain on investments
   Class A .............................                 -0-        (43,068,184)
   Class B .............................                 -0-        (83,756,688)
   Class C .............................                 -0-        (31,672,888)
   Advisor Class .......................                 -0-         (4,602,750)
Capital Stock Transactions
Net increase (decrease) ................     (2,250,580,831)        506,225,066
                                           ----------------    ----------------
Total decrease .........................     (5,128,749,955)     (5,483,734,958)
Net Assets
Beginning of period ....................     12,015,150,761      17,498,885,719
                                           ----------------    ----------------
End of period ..........................   $  6,886,400,806    $ 12,015,150,761
                                           ================    ================

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

Alliance Premier Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased before July 11, 1998 will convert to Class A shares six years after the end of the calendar month of purchase. Class B shares purchased on or after July 11, 1998 will convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discount as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-


--------------------------------------------------------------------------------
16 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

porary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of 1.00% of the Fund's average daily net assets up to $5 billion, .95% of the next $2.5 billion of the Fund's average daily net assets, .90% of the next $2.5 billion of the Fund's average daily net assets, and .85% of the Fund's average daily net assets over $10 billion. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $150,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $19,842,714 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $97,192 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $3,842,859 from the sale of Class A shares and $85,652, $12,364,508 and $267,766 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002 amounted to $33,491,089, of which $1,356,855 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $230,393,170 and $16,085,423 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $8,463,602,524 and $10,909,465,131, respectively, for the year ended November 30, 2002.

At November 30, 2002 the cost of investments for federal income tax purposes was $7,588,341,520. Accordingly, gross unrealized appreciation of investments was $521,262,448 and gross unrealized depreciation of investments was $1,020,429,320 resulting in net unrealized depreciation of $499,166,872.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                       2002            2001
                                                   ============   ==============
Distributions paid from:
   Net long term capital gains .................   $         -0-  $1,629,798,699
Total taxable distributions ....................             -0-   1,629,798,699
                                                   ------------   --------------
Total distributions paid .......................   $         -0-  $1,629,798,699
                                                   ------------   --------------

As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ................        $(8,285,626,281)(a)
Unrealized appreciation/(depreciation) ..............           (499,166,872)(b)
                                                             ---------------
Total accumulated earnings/(deficit) ................        $(8,784,793,153)
                                                             ---------------

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $8,285,626,281, of which $6,203,223,867 expires in the year 2009 and
      $2,082,402,414 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.


--------------------------------------------------------------------------------
18 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2002, the Fund had loaned securities with a value of $220,539,544 and received cash collateral of $229,939,000 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended November 30, 2002, the Fund received fee income of $959,680 which is included in interest income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     ----------------------------      -------------------------------
                                Shares                             Amount
                     ----------------------------      -------------------------------
                       Year Ended      Year Ended        Year Ended         Year Ended
                     November 30,    November 30,      November 30,       November 30,
                             2002            2001              2002               2001
                     -----------------------------------------------------------------
Class A
Shares sold           554,408,235     192,958,567   $ 8,817,682,822    $ 4,423,315,850
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of distributions             -0-     14,599,765                -0-       407,490,039
--------------------------------------------------------------------------------------
Shares converted
  from Class B            268,752       2,660,688         4,050,046         56,630,812
--------------------------------------------------------------------------------------
Shares redeemed      (591,113,232)   (197,758,238)   (9,454,945,989)    (4,508,637,921)
--------------------------------------------------------------------------------------
Net increase
  (decrease)          (36,436,245)     12,460,782   $  (633,213,121)   $   378,798,780
======================================================================================


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------


                     ----------------------------      -------------------------------
                                Shares                             Amount
                     ----------------------------      -------------------------------
                       Year Ended      Year Ended        Year Ended         Year Ended
                     November 30,    November 30,      November 30,       November 30,
                             2002            2001              2002               2001
                     -----------------------------------------------------------------
Class B
Shares sold            19,685,912      44,960,892   $   318,892,928    $ 1,012,469,813
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                -0-     29,809,021                -0-       777,718,782
--------------------------------------------------------------------------------------
Shares converted
  to Class A             (291,794)     (2,861,332)       (4,050,046)       (56,630,811)
--------------------------------------------------------------------------------------
Shares redeemed      (104,851,895)    (81,347,624)   (1,629,288,066)    (1,727,699,159)
--------------------------------------------------------------------------------------
Net increase
  (decrease)          (85,457,777)     (9,439,043)  $(1,314,445,184)   $     5,858,625
======================================================================================

Class C
Shares sold            18,632,268      29,064,163   $   297,238,453    $   655,157,404
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                -0-     11,341,751                -0-       296,360,110
--------------------------------------------------------------------------------------
Shares redeemed       (53,886,000)    (45,771,096)     (845,803,447)      (991,443,510)
--------------------------------------------------------------------------------------
Net decrease          (35,253,732)     (5,365,182)  $  (548,564,994)   $   (39,925,996)
======================================================================================

Advisor Class
Shares sold            20,922,564      21,466,919   $   375,797,377    $   498,862,134
--------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                -0-      1,454,109                -0-        41,311,238
--------------------------------------------------------------------------------------
Shares redeemed        (7,353,669)    (15,650,405)     (130,154,909)      (378,679,715)
--------------------------------------------------------------------------------------
Net increase           13,568,895       7,270,623   $   245,642,468    $   161,493,657
======================================================================================


NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.

NOTE I

Litigation

The Fund has been named as a nominal defendant in Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management, L.P. This is a purported shareholder derivative action brought under Sections 36(a) and 36(b) of the Investment Company Act of 1940 to recover investment advisory fees paid


--------------------------------------------------------------------------------
20 o ALLIANCE PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

by the Fund to investment advisor. The Fund is named as a nominal defendant to this action pursuant to established pleading requirements in derivative actions; however no relief is sought in this action against the Fund.

The Fund has been named as a defendant in Patrick J. Goggins v. Alliance Capital Management L.P. This is a purported class action brought under Sections 11, 12 and 20 of the Securities Act of 1933 to recover an unspecified amount of alleged damages relating to the Fund's investment in Enron securities. The Fund has until March 3, 2003 to respond to the complaint. The ultimate outcome of this litigation can not be determined at this time.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                                    Class A
                                  ----------------------------------------------------------------------
                                                            Year Ended November 30,
                                  ----------------------------------------------------------------------
                                        2002           2001           2000           1999           1998
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........   $    20.24     $    29.51     $    35.82     $    27.50     $    22.00
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.19)          (.19)          (.26)          (.28)          (.15)
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (4.98)         (6.43)         (3.69)          9.21           7.11
                                  ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (5.17)         (6.62)         (3.95)          8.93           6.96
                                  ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............           -0-         (2.38)         (2.36)          (.61)         (1.46)
Distributions in excess of
  net realized gains on
  investments .................           -0-          (.27)            -0-            -0-            -0-
                                  ----------------------------------------------------------------------
Total distributions ...........           -0-         (2.65)         (2.36)          (.61)         (1.46)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............   $    15.07     $    20.24     $    29.51     $    35.82     $    27.50
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b) .......       (25.54)%       (24.90)%       (11.91)%        33.13%         33.94%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $2,098,623     $3,556,040     $4,817,131     $4,285,490     $1,418,262
Ratio to average net assets of:
  Expenses ....................         1.73%          1.53%          1.44%          1.50%          1.59%(c)
  Net investment loss .........        (1.09)%         (.83)%         (.71)%         (.85)%         (.59)%
Portfolio turnover rate .......           93%           135%           125%            75%            82%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCE PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                                    Class B
                                  ----------------------------------------------------------------------
                                                            Year Ended November 30,
                                  ----------------------------------------------------------------------
                                        2002           2001           2000           1999           1998
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........   $    18.78     $    27.76     $    34.05     $    26.33     $    21.26
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.29)          (.35)          (.48)          (.48)          (.30)
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (4.61)         (5.98)         (3.45)          8.81           6.83
                                  ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (4.90)         (6.33)         (3.93)          8.33           6.53
                                  ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............           -0-         (2.38)         (2.36)          (.61)         (1.46)
Distributions in excess of
  net realized gains on
  investments .................           -0-          (.27)            -0-            -0-            -0-
                                  ----------------------------------------------------------------------
Total distributions ...........           -0-         (2.65)         (2.36)          (.61)         (1.46)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............   $    13.88     $    18.78     $    27.76     $    34.05     $    26.33
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b)  ......       (26.09)%       (25.48)%       (12.51)%        32.30%         33.04%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $3,080,955     $5,774,836     $8,797,132     $8,161,471     $2,799,288
Ratio to average net assets of:
  Expenses ....................         2.47%          2.25%          2.13%          2.18%          2.28%(c)
  Net investment loss .........        (1.84)%        (1.59)%        (1.40)%        (1.53)%        (1.27)%
Portfolio turnover rate .......           93%           135%           125%            75%            82%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                                    Class C
                                  ----------------------------------------------------------------------
                                                            Year Ended November 30,
                                  ----------------------------------------------------------------------
                                        2002           2001           2000           1999           1998
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........   $    18.81     $    27.80     $    34.09     $    26.36     $    21.29
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.29)          (.35)          (.48)          (.49)          (.31)
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (4.62)         (5.99)         (3.45)          8.83           6.84
                                  ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (4.91)         (6.34)         (3.93)          8.34           6.53
                                  ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............           -0-         (2.38)         (2.36)          (.61)         (1.46)
Distributions in excess of
  net realized gains on
  investments .................           -0-          (.27)            -0-            -0-            -0-
                                  ----------------------------------------------------------------------
Total distributions ...........           -0-         (2.65)         (2.36)          (.61)         (1.46)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............   $    13.90     $    18.81     $    27.80     $    34.09     $    26.36
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b)  ......       (26.10)%       (25.48)%       (12.49)%        32.31%         32.99%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $1,116,314     $2,173,671     $3,361,307     $2,965,440     $  862,193
Ratio to average net assets of:
  Expenses ....................         2.45%          2.26%          2.13%          2.18%          2.28%(c)
  Net investment loss .........        (1.81)%        (1.59)%        (1.40)%        (1.53)%        (1.30)%
Portfolio turnover rate .......           93%           135%           125%            75%            82%

See footnote summary on page 25.

--------------------------------------------------------------------------------
24 o ALLIANCE PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------
                                                                  Advisor Class
                                  ----------------------------------------------------------------------
                                                            Year Ended November 30,
                                  ----------------------------------------------------------------------
                                        2002           2001           2000           1999           1998
                                  ----------------------------------------------------------------------
Net asset value,
  beginning of period .........   $    20.65     $    29.99     $    36.25     $    27.71     $    22.10
                                  ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.14)          (.14)          (.14)          (.17)          (.07)
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (5.09)         (6.55)         (3.76)          9.32           7.14
                                  ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        (5.23)         (6.69)         (3.90)          9.15           7.07
                                  ----------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..............           -0-         (2.38)         (2.36)          (.61)         (1.46)
Distributions in excess of
  net realized gains on
  investments .................           -0-          (.27)            -0-            -0-            -0-
                                  ----------------------------------------------------------------------
Total distributions ...........           -0-         (2.65)         (2.36)          (.61)         (1.46)
                                  ----------------------------------------------------------------------
Net asset value,
  end of period ...............   $    15.42     $    20.65     $    29.99     $    36.25     $    27.71
                                  ======================================================================
Total Return
Total investment return based
  on net asset value(b)  ......       (25.33)%       (24.72)%       (11.61)%        33.68%         34.31%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $  590,508     $  510,603     $  523,315     $  466,690     $  271,661
Ratio to average net assets of:
  Expenses ....................         1.45%          1.25%          1.11%          1.16%          1.26%(c)
  Net investment loss .........         (.79)%         (.59)%         (.38)%         (.51)%         (.28)%
Portfolio turnover rate .......           93%           135%           125%            75%            82%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended November 30, 1998, the ratios of expenses to average net assets were 1.58% for Class A shares, 2.27% for Class B shares, 2.27% for Class C shares and 1.25% for Advisor Class shares, respectively.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 25

---------------------
REPORT OF INDEPENDENT
ACCOUNTANTS
---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Premier Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Premier Growth Fund, Inc. (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 7, 2003


--------------------------------------------------------------------------------
26 o ALLIANCE PREMIER GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
28 o ALLIANCE PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/ checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Thomas J. Bardong, Vice President
Thomas G. Kamp, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE PREMIER GROWTH FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                   PORTFOLIOS
       NAME, AGE                                   PRINCIPAL                         IN FUND         OTHER
      OF DIRECTOR,                               OCCUPATION(S)                       COMPLEX      DIRECTORSHIPS
     ADDRESS (YEARS                                 DURING                         OVERSEEN BY       HELD BY
      OF SERVICE*)                               PAST 5 YEARS                        DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57             President, Chief Operating Officer and              114             None
1345 Avenue of the                 a Director of Alliance Capital Management
Americas                           Corporation ("ACMC"), with which he has
New York, NY 10105                 been associated since prior to 1998.
(10)

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                 Formerly an Executive Vice President and             93             None
P.O. Box 4623                      Chief Insurance Officer of The Equitable
Stamford, CT 06903                 Life Assurance Society of the United States;
(10)                               Chairman and Chief Executive Officer of
                                   Evlico. Formerly a Director of Avon, BP Amoco
                                   Corporation (oil and gas), Ecolab
                                   Incorporated (specialty chemicals), Tandem
                                   Financial Group and Donaldson Lufkin &
                                   Jenrette Securities Corporation.

David H. Dievler, #+, 73           Independent Consultant. Until December               98             None
P.O. Box 167                       1994, Senior Vice President of ACMC
Spring Lake, NJ 07762              responsible for mutual fund administration.
(10)                               Prior to joining ACMC in 1984, Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that, Senior
                                   Manager at Price Waterhouse & Co. Member of
                                   the American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #+, 60             Consultant. Formerly a Senior Advisor                94             None
P.O. Box 12                        from June 1999 - June 2000 and President
Annandale, NY 12504                of Historic Hudson Valley (December
(10)                               1989 - May 1999). Previously, Director of
                                   the National Academy of Design and during
                                   1988-92, Director and Chairman of the Audit
                                   Committee of ACMC.

William H. Foulk, Jr., #+, 70      Investment Adviser and Independent                  110             None
2 Soundview Drive                  Consultant. Formerly Senior Manager
Suite 100                          of Barrett Associates, Inc., a registered
Greenwich, CT 06830                investment adviser, with which he had been
(10)                               associated since prior to 1998. Formerly
                                   Deputy Comptroller of the State of New York
                                   and, prior thereto, Chief Investment Officer
                                   of the New York Bank for Savings.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                   PORTFOLIOS
       NAME, AGE                                   PRINCIPAL                         IN FUND         OTHER
      OF DIRECTOR,                               OCCUPATION(S)                       COMPLEX      DIRECTORSHIPS
     ADDRESS (YEARS                                 DURING                         OVERSEEN BY       HELD BY
      OF SERVICE*)                               PAST 5 YEARS                        DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63         Senior Counsel of the law firm of Cahill            93            Placer Dome
15 St. Bernard's Road              Gordon & Reindel since February 2001                              Inc.
Gladstone, NJ 07934                and a partner of that firm for more than
(10)                               twenty-five years prior thereto. President
                                   and Chief Executive Officer and Director of
                                   Wenonah Development Company (investments) and
                                   a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68         Senior Counsel of the law firm of Orrick,           92            None
98 Hell's Peak Road                Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                   Formerly a senior partner and a member of the
(6)                                Executive Committee of that firm. Formerly a
                                   member and Chairman of the Municipal
                                   Securities Rulemaking Board and a Trustee of
                                   the Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE PREMIER GROWTH FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                    Position(s)                             Principal Occupation
Name, Address* and Age             Held with Fund                            During Past 5 Years**
----------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57              Chairman and President       See biography above.

Alfred L. Harrison, 65          Executive Vice President     Vice Chairman of Alliance Capital Management Corporation
                                                             ("ACMC")**, with which he has been associated since prior
                                                             to 1998.

Thomas J. Bardong, 57           Vice President               Senior Vice President of ACMC**, with which he has been
                                                             associated since prior to 1998.

Thomas Kamp, 41                 Vice President               Senior Vice President of ACMC**, with which he has been
                                                             associated since prior to 1998.

Daniel Nordby, 58               Vice President               Senior Vice President of ACMC**, with which he has been
                                                             associated since prior to 1998.

Michael J. Reilly, 38           Vice President               Senior Vice President of ACMC**, with which he has been
                                                             associated since prior to 1998.

Edmund P. Bergan, Jr., 52       Secretary                    Senior Vice President and the General Counsel of Alliance
                                                             Fund Distributors, Inc. ("AFD")** and Alliance Global
                                                             Investor Services, Inc. ("AGIS")**, with which he has
                                                             been associated since prior to 1998.

Mark D. Gersten, 52             Treasurer and Chief          Senior Vice President of AGIS**, with
                                Financial Officer            which he has been associated since prior to 1998.

Vincent S. Noto, 38             Controller                   Vice President of AGIS**, with which he has been
                                                             associated since prior to 1998.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
34 o ALLIANCE PREMIER GROWTH FUND

NOTES


--------------------------------------------------------------------------------
                                               ALLIANCE PREMIER GROWTH FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE PREMIER GROWTH FUND

Alliance Premier Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

APGAR1102